UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

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BROADSOFT, INC.

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The following is the form of e-mail sent by BroadSoft, Inc. (“BroadSoft”) to its customers on October 23, 2017:

Subject: Cisco Announces Agreement to Acquire BroadSoft

Dear Customer:

I am personally writing to inform you that BroadSoft and Cisco announced that the two companies signed a definitive agreement under which Cisco will acquire BroadSoft. The deal was announced earlier this morning Click Here for: Press Release.

We are thrilled and view this as a positive event for our industry. Our two companies share a common vision of providing business communications from the cloud. Our business was founded by working with you and many other service providers. I must emphasize that both companies remain committed to delivering service provider hosted solutions. This transaction is a big win for all of our customers, and evidence of our team’s ongoing and abiding commitment to Unified Communications and belief that the service provider channel — your channel – is the ideal means by which to service business customers and end-users.

Once the acquisition is completed, which we expect to occur in the first quarter of 2018, the BroadSoft team that you have come to trust throughout all the years will join forces with Cisco’s Unified Communications organization. Together, our teams will be able to better serve your needs with a more robust suite of collaboration capabilities leveraging:

•	Cisco’s solutions and bundles for large enterprises,

•	the BroadSoft Business portfolio, which is an on open architecture platform using open interfaces, industry standards, pre-built integrations, APIs, and SDKs, designed for the small and medium business market.

Until the deal is closed, our two companies will continue to operate separately. Meanwhile, my executive team and I will be reaching out to you in the next few weeks to address any questions you may have.

I thank you for your partnership and continued support.

For those of you attending, I look forward to seeing you at Connections in a few days.

Best,

Michael Tessler

CEO

Forward-Looking Statements

The statements above contain forward-looking statements regarding the proposed merger between BroadSoft, Inc. (“BroadSoft”) and Cisco Systems, Inc. (“Cisco”). These statements are based on plans, estimates and projections at the time BroadSoft makes the statements, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms “may” and “will.” Forward-looking statements involve inherent risks and uncertainties, and BroadSoft cautions readers that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. Factors that could cause actual results to differ materially from those described in the above statements include, among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement and the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed merger. Additional risks are described in BroadSoft’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, and its subsequently filed reports with the Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance on the forward-looking statements included in the statements above, which speak only as of the date hereof. BroadSoft does not undertake to update any of these statements in light of new information or future events.

Additional Information and Where to Find It.

In connection with the proposed transaction, BroadSoft will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to BroadSoft stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION,

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on BroadSoft’s Investor Relations website at www.investor.broadsoft.com or by contacting BroadSoft Investor Relations at (561) 404-2130.

BroadSoft, Cisco and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of BroadSoft in connection with the proposed transaction. Information regarding the special interests of BroadSoft’s directors and executive officers in the proposed transaction will be included in the proxy statement described above. These documents are available free of charge at the SEC’s web site at www.sec.gov and from BroadSoft’s Investor Relations as described above. Information about Cisco’s directors and executive officers can be found in Cisco’s definitive proxy statement filed with the SEC on October 24, 2016. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Cisco’s Investor Relations website at http://investor.cisco.com.

The following is the form of e-mail sent by BroadSoft to its business partners on October 23, 2017:

Subject: Cisco Announces Agreement to Acquire BroadSoft

Dear BroadSoft ecosystem Partner:

I am personally writing to inform you that BroadSoft and Cisco announced that the two companies signed a definitive agreement under which Cisco will acquire BroadSoft. The deal was announced earlier this morning.

We are thrilled and view this as a positive event for our industry. Our two companies share a common vision of providing business communications from the cloud.

I believe our partner ecosystem is important for the success of our industry. I believe that an open system approach encourages competition that drives more choices for our customers. Choice is good for everyone.

Once the acquisition is completed, which we expect to occur in the first quarter of 2018, the BroadSoft team that you have come to trust throughout the years will join forces with Cisco’s Unified Communications organization.

Until the deal is closed, our two companies will continue to operate separately. Meanwhile, my executive team and I will be reaching out to you in the next few weeks to any address questions you may have.

I thank you for your partnership and continued support.

The link to the joint Press Release is enclosed here: Press Release

For those of you attending, I look forward to seeing you at Connections in a few days.

Best

Michael Tessler

CEO

Forward-Looking Statements

The statements above contain forward-looking statements regarding the proposed merger between BroadSoft, Inc. (“BroadSoft”) and Cisco Systems, Inc. (“Cisco”). These statements are based on plans, estimates and projections at the time BroadSoft makes the statements, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms “may” and “will.” Forward-looking statements involve inherent risks and uncertainties, and BroadSoft cautions readers that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement.

Factors that could cause actual results to differ materially from those described in the above statements include, among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement and the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed merger. Additional risks are described in BroadSoft’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, and its subsequently filed reports with the Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance on the forward-looking statements included in the statements above, which speak only as of the date hereof. BroadSoft does not undertake to update any of these statements in light of new information or future events.

Additional Information and Where to Find It.

In connection with the proposed transaction, BroadSoft will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to BroadSoft stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on BroadSoft’s Investor Relations website at www.investor.broadsoft.com or by contacting BroadSoft Investor Relations at (561) 404-2130.

BroadSoft, Cisco and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of BroadSoft in connection with the proposed transaction. Information regarding the special interests of BroadSoft’s directors and executive officers in the proposed transaction will be included in the proxy statement described above. These documents are available free of charge at the SEC’s web site at www.sec.gov and from BroadSoft’s Investor Relations as described above. Information about Cisco’s directors and executive officers can be found in Cisco’s definitive proxy statement filed with the SEC on October 24, 2016. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Cisco’s Investor Relations website at http://investor.cisco.com.

The following is the e-mail sent by BroadSoft to its employees on October 23, 2017:

Subject: Exciting News!

Team,

I am personally writing to inform you that BroadSoft and Cisco announced that the two companies signed a definitive agreement under which Cisco will acquire BroadSoft. The deal was announced earlier this morning Click Here for: Press Release. This transaction is a credit to each of you, ONE BroadSoft, for helping to build our company into a leading UC Cloud provider. When Scott and I started the Company 19 years ago, we could not have imagined we’d be where we are today. I am truly grateful, and excited about the next phase in our evolution.

I’m particularly excited about this acquisition because it catapults us into the next phase of our transformation.

•	We bring to this acquisition expertise in fixed-mobile convergence, cloud-calling and contact center. The combination of both companies will provide a more compelling and complete portfolio of collaboration solutions than either company could deliver alone.

•	The combined organization will be able to deliver the next generation of productivity and collaboration tools at a more rapid pace.

•	The combination of the two organizations is expected to further accelerate the pace of innovation in an industry that is driving workforce agility and business digitization across the globe.

•	Cisco and BroadSoft have highly complementary customer segments. Together, Cisco and BroadSoft form one of the industry’s most comprehensive collaboration portfolio, enabling integrated experiences across meetings, calling and contact center for customers of all sizes.

We expect the acquisition to be completed in the first quarter of 2018. In the near term, and through the transaction process, we do not anticipate changes to our organization and each company will continue to operate separately until the acquisition is final. We will send regular transaction status updates via e-mail. Please note that we will continue to operate business as usual and I ask for your patience through this process.

As we press ahead, I wanted to pause for a moment to personally THANK YOU and recognize the spirit of ONE BroadSoft that brings us together as a global team. It’s this spirit and passion that’s driven our growth over the years.

I know you have lots of questions and I will host a global Town Hall Meeting with Rowan Trollope, Senior Vice President and General Manager of Applications at Cisco and Chuck Robbins, CEO of Cisco this morning at 10:00 a.m. EDT to discuss this transaction in greater detail. This town hall is meant for employees ONLY, so please do not invite any external guests. You can attend the Town Hall in our Gaithersburg, Montreal, Richardson, Spring, Crawley, Sofia, Belfast, Cologne, Tulsa or McLean offices OR connect via webcast.

Broadcast Url: https://video.cisco.com/detail/video/5613520972001?autoStart=true

Regards,

Mike

Forward-Looking Statements

The statements above contain forward-looking statements regarding the proposed merger between BroadSoft, Inc. (“BroadSoft”) and Cisco Systems, Inc. (“Cisco”). These statements are based on plans, estimates and projections at the time BroadSoft makes the statements, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms “may” and “will.” Forward-looking statements involve inherent risks and uncertainties, and BroadSoft cautions readers that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. Factors that could cause actual results to differ materially from those described in the above statements include, among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement and the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed merger. Additional risks are described in BroadSoft’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, and its subsequently filed reports with the Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance on the forward-looking statements included in the statements above, which speak only as of the date hereof. BroadSoft does not undertake to update any of these statements in light of new information or future events.

Additional Information and Where to Find It.

In connection with the proposed transaction, BroadSoft will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to BroadSoft stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on BroadSoft’s Investor Relations website at www.investor.broadsoft.com or by contacting BroadSoft Investor Relations at (561) 404-2130.

BroadSoft, Cisco and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of BroadSoft in connection with the proposed transaction. Information regarding the special interests of BroadSoft’s directors and executive officers in the proposed transaction will be included in the proxy statement described above. These documents are available free of charge at the SEC’s web site at www.sec.gov and from BroadSoft’s Investor Relations as described above. Information about Cisco’s directors and executive officers can be found in Cisco’s definitive proxy statement filed with the SEC on October 24, 2016. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Cisco’s Investor Relations website at http://investor.cisco.com.